UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2017

Commission File Number: 333-199583

DOCASA, INC.
(f/k/a FWF Holdings, Inc.)
(Exact name of Registrant as specified in its charter)

Nevada	47-1405387
(State of incorporation)	(IRS Employer ID Number)

1901 North Roselle Road, Suite 800

Schaumburg, Illinois 60195

(Address of principal executive offices)

(630) 250-2709

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On March 15, 2017, Kazi Shahid resigned as Chief Financial Officer of DOCASA, Inc. (the “Company”) to pursue other opportunities.

Ashley Lopez, the Chief Executive Officer of the Company, will assume the Chief Financial Officer position on an interim basis. Ms. Lopez’s biographical information and employment arrangement, which will remain unchanged due to the interim appointment, are incorporated herein by reference to the Company’s Current Report on Form 8-K/A (Amendment No. 2) filed on January 20, 2017 (file no. 333-199583).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCASA, Inc.

Date: March 17, 2017	By:	/s/ Ashley Lopez
Ashley Lopez, CEO

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